UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2023

Commission File Number: 0-24260

Amedisys, Inc.

(Exact name of registrant as specified in charter)

Delaware	11-3131700
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3854 American Way, Suite A, Baton Rouge, LA 70816

(Address of principal executive offices, including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AMED	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2023, Amedisys, Inc. (the “Company”) entered into a Separation Agreement and General Release (the “Separation Agreement”) with Christopher T. Gerard, the Company’s former President and Chief Executive Officer, in connection with the previously disclosed termination of Mr. Gerard without cause on November 17, 2022.

Pursuant to the Separation Agreement and in accordance with the Amedisys Holding, L.L.C. Severance Plan for the Chief Executive Officer, Mr. Gerard will be entitled to a cash payment of $4,050,000, equal to two times his annual base salary plus target bonus for the 2022 fiscal year (the “Severance Payment”). Under the terms of the Separation Agreement, which contains a release of claims against the Company, Mr. Gerard may revoke the Separation Agreement for a period of seven days after January 9, 2023, the date Mr. Gerard executed the Separation Agreement. The Separation Agreement will not become effective and enforceable until the seven-day revocation period has ended. The Severance Payment is subject to forfeiture and clawback if Mr. Gerard breaches any of the provisions of the Separation Agreement.

Also on January 9, 2023, Mr. Gerard resigned from the Board of Directors of the Company, effective immediately.

The above description of the terms of the Separation Agreement is not complete and is qualified by reference to the complete document, which will be filed by the Company with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:	/s/ Paul B. Kusserow
Paul B. Kusserow Chief Executive Officer and Chairman of the Board

DATE: January 13, 2023